SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.            )

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Mad Catz Interactive, Inc.

(Name of Registrant as Specified In Its Charter)

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July [—], 2012

Dear Fellow Shareholder:

You are cordially invited to attend our Annual and Special Meeting of Shareholders on Monday, August 20, 2012, at 10:00 a.m., Pacific Time at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108.

The business to be conducted at the Annual and Special Meeting is explained in the accompanying Notice of Annual and Special Meeting of Shareholders and Management Proxy Circular and Proxy Statement. At the Annual and Special Meeting, we will also discuss our results for the past year.

Whether or not you attend the Annual and Special Meeting, it is important that your shares be represented and voted at the Annual and Special Meeting. Please complete, sign and date your proxy card today and return it in the envelope provided. If you decide to attend the Annual and Special Meeting and you are a registered shareholder, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

Darren Richardson
President and Chief Executive Officer

MAD CATZ INTERACTIVE, INC.

7480 MISSION VALLEY ROAD, SUITE 101

SAN DIEGO, CALIFORNIA 92108

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 20, 2012

The 2012 Annual and Special Meeting of Shareholders (the “Meeting”) of Mad Catz Interactive, Inc. (the “Company”) will be held at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108, on Monday, August 20, 2012, beginning at 10:00 a.m., Pacific Time. The purposes of the Meeting are to:

1.	Receive the Annual Report of the Company containing the consolidated annual financial statements for the year ended March 31, 2012 and the auditor’s report thereon;

2.	Elect four directors of the Company to serve until the Annual Meeting of Shareholders to be held in 2013 and until their respective successors are elected and qualified;

3.	Appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Company and authorize the Board of Directors to fix the Independent Registered Public Accounting Firm and Auditor’s remuneration;

4.	Consider and, if deemed advisable, approve a resolution confirming By-Law Number 4 as the new general by-law of the Company; and

5.	Transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 10, 2012 as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

These items of business, including the nominees for director, are more fully described in the Management Proxy Circular and Proxy Statement accompanying this notice.

Whether or not you plan to attend the Meeting, we encourage you to vote your shares by proxy. This will ensure the presence of a quorum at the Meeting. Voting by proxy will not limit your right to change your vote or to attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darren Richardson
President and Chief Executive Officer

July [—], 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2012.

THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT AND THE ANNUAL REPORT

ARE AVAILABLE AT https://materials.proxyvote.com/[—].

MAD CATZ INTERACTIVE, INC.

7480 MISSION VALLEY ROAD, SUITE 101

SAN DIEGO, CALIFORNIA 92108

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT FOR

THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 20, 2012

This Management Proxy Circular and Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Mad Catz Interactive, Inc. (the “Company,” “Mad Catz,” “we” or “us”) of proxies from the holders of shares of Common Stock of the Company to be voted at the Annual and Special Meeting of Shareholders to be held on Monday, August 20, 2012, beginning at 10:00 a.m., Pacific Time, at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California, 92108 (the “Meeting”). This Management Proxy Circular and Proxy Statement, the proxy card, and our Annual Report will first be mailed to shareholders entitled to vote at the Meeting on or about July [—], 2012. All dollar references in this Management Proxy Circular and Proxy Statement are in U.S. dollars unless otherwise indicated.

QUESTIONS AND ANSWERS ABOUT THE PROXY

MATERIALS AND OUR 2012 ANNUAL AND SPECIAL MEETING

Q:   What is the purpose of the Meeting?

A:	The Meeting is being held to receive our Annual Report containing the consolidated financial statements for the year ended March 31, 2012 and the auditor’s report thereon and to consider and vote upon (1) the election of four directors to serve until the next Annual Meeting of Shareholders in 2013 and until their successors are duly elected; (2) the appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor; and (3) the approval of a resolution to confirm By-law Number 4, which replaces all previous by-laws as the new general by-law of the Company. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, management will report on the Company’s performance during fiscal year 2012 and respond to questions from shareholders.

Q:   What is the Board’s Recommendation?

A:	The Board’s recommendations are set forth together with a description of the proposals in this Management Proxy Circular and Proxy Statement. In summary, the Board recommends that you vote:

•

FOR the election of the four directors named in this Management Proxy Circular and Proxy Statement to serve until the Meeting of Shareholders in 2013 and until their successors are duly elected and qualified (see page 5);

•

FOR the appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor (see page 8); and

•	FOR the approval of a resolution confirming By-law Number 4, which replaces all previous by-laws as the new general by-law of the Company (see page 9).

Q:   Who is entitled to vote at the Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business on July 10, 2012, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote at the Meeting. As of July 10, 2012, there were [—] shares of Common Stock issued and outstanding.

Q:   What shares can I vote?

A:	You may vote all shares of Mad Catz Common Stock owned by you as of the close of business on the Record Date. You may cast one vote per share that you held on the Record Date. A list of shareholders entitled to vote at the Meeting will be available during ordinary business hours at Mad Catz, Inc.’s offices located at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 for a period of at least 10 days prior to the Meeting and at the Meeting.

Q:   How can I vote my shares at the Meeting?

A:	If your shares are registered directly in your name with our transfer agent, Computershare Trust Company of Canada, you are considered the “shareholder of record” with respect to those shares and the proxy materials and proxy card are being sent directly to you by Mad Catz. As the shareholder of record, you have the right to vote in person at the Meeting. If you choose to do so, you can bring the enclosed proxy card or vote at the Meeting. Most of our shareholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, your broker, bank or other nominee is forwarding the proxy materials to you, together with a voting instruction card. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Meeting. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Meeting. The shares represented by proxy at the Meeting will be voted or withheld from voting in accordance with the instructions of the shareholder granting such proxy on any ballot which may be called for. If the shareholder specifies a choice with respect to any matter to be acted upon, the shares subject to such proxy will be voted accordingly.

Applicable regulatory policy requires your broker to seek voting instructions from you in advance of the Meeting. Every broker has its own mailing procedures and provides its own return instructions, which you should carefully follow in order to ensure that your shares are voted at the Meeting. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communication Solutions, Canada (“Broadridge”). Broadridge mails a Voting Information Form instead of the form of proxy. You are asked to complete and return the Voting Information Form to Broadridge by mail or facsimile. Alternately, you can call the toll-free telephone number noted on your Voting Information Form to vote your shares. If you receive a Voting Information Form from Broadridge, it cannot be used as a proxy to vote shares directly at the Meeting because the proxy must be returned to Broadridge in advance of the Meeting in order to have the shares voted.

Q:   How will my shares be voted if I return a blank proxy card?

A:	If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” the election, as directors of the Company, of the four nominees named in this Management Proxy Circular and Proxy Statement, “FOR” the appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor and the authorization of the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor, and “FOR” approval of a resolution confirming By-law Number 4, which replaces all previous by-laws as the new general by-law of the Company. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank voting instruction card), your shares may constitute “broker non-votes.” Generally, broker non-votes occur when a broker is not permitted to vote on a specific matter without instructions from the beneficial owner and instructions are not given. Shares that are the subject of a broker non-vote with respect to a proposal on a non-routine matter will not be counted as a vote “cast” for or against the proposal.

Q:   How can I vote my shares without attending the Meeting?

A:

Whether you are the shareholder of record or hold your shares in street name, you may direct your vote without attending the Meeting by completing and mailing your proxy card in the enclosed pre-paid envelope or completing and returning the Voting Instruction Form in accordance with the instructions contained therein. Each shareholder has the right to appoint a person or company to represent the shareholder at the Meeting other than the person or company, if any, designated on the proxy card. A shareholder desiring to appoint some other person (who need not be a shareholder of the Company) to represent him, her or it at the Meeting may do so either by inserting such other person’s name in the blank space provided in the proxy card or by completing another proxy card and in either case by delivering, at any time up to and including the second business day preceding the day of the Meeting or any adjournment thereof, the completed proxy card addressed to the Corporate Secretary of the Company, c/o Computershare Trust Company of Canada, Attention Proxy Department, 100 University Avenue, 9th Floor, North Tower, Toronto, Ontario, Canada, M5J 2Y1, or to the Chairman or the Corporate Secretary of the Company at the beginning of the Meeting or any adjournment thereof. If your shares are held in street name, carefully follow the corresponding instructions in the Voting Instruction Form. Also, your Voting Instruction Form may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name.

Q:   Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy: (1) by delivering to the Company at Mad Catz Interactive, Inc. c/o McMillan LLP, 181 Bay Street, Suite 4400, Toronto, Ontario, Canada M5J 2T3 (Attention: P. Collins) a written notice of revocation of your proxy on or before August 17, 2012 or on or before the business day preceding any adjournment of the Meeting or to the Chairman of the Meeting on the day of the Meeting; (2) by delivering to the Company on or before August 16, 2012 an authorized proxy bearing a later date; (3) by attending the Meeting and voting in person; or (4) in any other manner permitted by law. Attendance at the Meeting in and of itself, without voting in person, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Meeting, by attending the Meeting and voting in person.

Q:   How many shares must be present or represented to conduct business at the Meeting?

A:	The quorum requirement for holding the Meeting and transacting business at the Meeting is that at least two persons, being either shareholders or proxy holders, holding or representing in the aggregate not less than a majority of the votes entitled to be cast at the Meeting, be present in person at the Meeting.

Q:   What if a quorum is not present at the Meeting?

A:	Under Canadian law, if a quorum is not present at the opening of the Meeting, the shareholders present may adjourn the Meeting to a fixed time and place, but may not transact any other business. If we propose to have the shareholders vote whether to adjourn the Meeting, the proxy holders will vote all shares for which they have authority in favor of the adjournment.

Q:   What vote is required to approve each of the proposals?

A:	Each of the proposals described in this Proxy Statement requires the affirmative vote of a majority of the votes cast on those proposals by the shareholders present (in person or by proxy) and entitled to vote at the Meeting.

Q:   What happens if additional matters or amendments to matters are presented at the Meeting?

A:	Other than the three proposals described in this Management Proxy Circular and Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders, Thomas R. Brown, Chairman of the Board, and Darren Richardson, President and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Meeting or with respect to any amendments or variations to the three proposals described in this Management Proxy Circular and Proxy Statement.

Q:   Who will count the votes?

A:	A representative of the Company will be appointed at the Meeting to tabulate the votes and act as Scrutineer and Inspector of Elections.

Q:   Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting. In addition, a report of the final votes will be made available at www.sedar.com.

Q:   Who will bear the cost of soliciting votes for the Meeting?

A:	The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Meeting, which we will pay.

Q:   May I propose matters for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?

A:	Yes. If you wish to propose a matter for consideration at next year’s Annual Meeting or if you wish to nominate a person for election as a director of the Company, see the information set forth in “Shareholder Proposals” and “Shareholder Nominations” below.

Q:   What do I need for admission to the Meeting?

A:	You are entitled to attend the Meeting only if you are a shareholder of record or a beneficial owner as of July 10, 2012, the Record Date, or you hold a valid proxy for the Meeting. You should be prepared to present photo identification for admittance. If you are the shareholder of record, your name will be verified against the list of shareholders of record prior to your being admitted to the Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned Mad Catz stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s articles of incorporation provide that the Board shall consist of a minimum of three directors and a maximum of 12 directors. The Board currently consists of four members: Messrs. Thomas R. Brown, Darren Richardson, Robert J. Molyneux and William Woodward.

The Board has fixed the number of directors to be elected at the Meeting at four. All of the nominees for director are current members of the Board.

Each director elected at the Meeting will hold office for a one-year term until the 2013 Annual Meeting of Shareholders or until his successor is duly elected, unless prior thereto the director resigns or the director’s office becomes vacant by reason of death or other cause. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, and the Board may be reduced accordingly. The Board has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

In considering candidates for election to the Board of Directors, the independent members of the Board of Directors seeks to assemble a Board of Directors that, as a whole, possess the appropriate balance of professional, management and industry experience, qualifications, attributes, skills, expertise and involvement in areas that are of importance to our business and professional reputation. The independent Directors also evaluate other board service, business, financial and strategic judgment of potential nominees, and desire to have a Board of Directors that represents a diverse mix of backgrounds, perspectives and expertise that consists of Directors who complement and strengthen the skills of other Directors and who also exhibit integrity, collegiality, sound business judgment and any other qualities that the independent members of the Board of Directors view as critical to effective functioning of the Board of Directors. Each of the nominees for election to the Board of Directors has demonstrated a successful track record of strategic, business and financial planning and operating skills. In addition, each of the nominees for election to the Board has proven experience in management and leadership development and an understanding of operating and corporate governance issues for a multinational public company.

The following information is furnished with respect to the Board’s nominees for election as directors of the Company, including the nominee’s position with the Company, tenure as director and age as of July [—], 2012. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

Name and Place of Residence	Position with the Company and Principal Occupation	Age	Director Since
Thomas R. Brown (1) Poway, California, United States	Chairman of the Board, Businessman	61	2006
Darren Richardson San Diego, California, United States	President, Chief Executive Officer and Director	51	2005
Robert J. Molyneux (1) Toronto, Ontario, Canada	Director, Businessman	57	2006
William Woodward (1) Santa Monica, California, United States	Director, Businessman	52	2006

(1)	Member of the Audit Committee.

Set forth below is information regarding each of the above-named individuals, including a description of his positions and offices held with the Company, a description of his principal occupation and business experience during at least the last five years and directorships presently held by him in other companies. The information below includes specific experience, qualifications, attributes or skills of each nominee that led the independent members of the Board of Directors to believe that, as of the date of this proxy statement, that nominee should continue to serve on the Board of Directors. However, each independent Director may have a variety of reasons for believing a particular person would be an appropriate board member, and these views may differ from the views of other independent Directors. For the number of shares of Common Stock beneficially owned, or controlled or directed, directly or indirectly, by each of the above named individuals, see “Security Ownership of Certain Beneficial Owners and Management”.

Thomas R. Brown

Mr. Brown has been a director of the Company since May 2006 and has served as Chairman of the Board since April 2008. Mr. Brown serves as President, Chief Executive Officer and director of LRAD Corporation, a leading innovator of highly intelligible, clear directed acoustic solutions, a position he has held since September 2006. Previously, he served as President of Brown Thompson Executive Search, a financial executive search firm, since April 2005. From April 2001 to September 2004, Mr. Brown was Executive Vice President and Deputy President of the Information Technology division of Sony Electronics, where he was responsible for supply chain operations including Information Technology, Procurement, North American Manufacturing Operations and Finance. He continued to consult with Sony Electronics on its ERP implementation from September 2004 to January 2005. From April 2000 to September 2004, Mr. Brown was concurrently the Executive Vice President and President of Information Technology Division for Sony Electronics, where he was responsible for establishing the North American personal computer division. Mr. Brown holds a Bachelor of Arts degree in Economics from Rutgers University. Mr. Brown is also a certified public accountant. The Company believes that Mr. Brown’s senior management, accounting and financial analysis expertise, including his experience as Chief Executive Officer and interim Chief Financial Officer of LRAD Corporation and his management and financial experience with Sony Electronics in the consumer electronics industry qualify him for service on the Board of Directors.

Darren Richardson

Mr. Richardson has been President and Chief Executive Officer of the Company since April 1, 2004, and a director of the Company since 2005. Prior to his appointment as President and Chief Executive Officer, Mr. Richardson served as Executive Vice President of the Company since October 1997 and as President and Chief Operating Officer of Mad Catz, Inc. since September 1999. Mr. Richardson served in several senior management capacities with Games Trader from 1997 until 1999, including Chief Operating Officer, and Vice President of Business Development, responsible for sales and marketing with a focus on new account development. He holds a Master of Business Administration degree from Trinity College, Dublin, and a Bachelor of Commerce degree from the University of Wollongong, Australia. The Company believes that Mr. Richardson’s expertise and experience in the video game industry, as well his as senior management positions with the Company for nearly 15 years, qualify him for service on the Board of Directors.

Robert J. Molyneux

Mr. Molyneux has been a director of the Company since June 2006. Mr. Molyneux has been President of Ravenna Capital Corporation, a private merchant banking firm he founded, since 1992. Mr. Molyneux was also a principal in Imperial Capital Corporation, a private equity buy-out firm based in Toronto, Canada, between 2004 and late 2008. Mr. Molyneux holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University. Mr. Molyneux obtained his chartered accountant license in 1981 and has worked in the financial markets in various roles since 1982, when his chartered accountant license became inactive. Mr. Molyneux also held the positions of Vice President of Mercantile Bank of Canada and Vice President, Mergers and Acquisitions, of BT Bank of Canada, Merchant Banking Group, a subsidiary of Bankers Trust New York. The Company believes that Mr. Molyneux’s financial analysis and management expertise, including his senior management roles in investment and private merchant banking, qualify him for service on the Board of Directors.

William Woodward

Mr. Woodward has been a director of the Company since June 2006. Mr. Woodward has been the Managing Director and a founder of Anthem Venture Partners since 2000. Prior to founding Anthem Venture Partners, Mr. Woodward was a Managing Director of Avalon Investments, an early-stage technology venture capital firm. Mr. Woodward has founded numerous technology companies, including Paracomp, which later became MacroMedia, Inc., one of the largest multimedia software companies in the world at its initial public offering, and Pulse Entertainment, the world’s leading 3D animation engine and tools company for mobile communications. Mr. Woodward sits on the board of directors of several private companies, including Axiom Microdevices, Solarflare, Buzznet, Wavestream and Planet A.T.E., and is Chairman of the Board of Pulse Entertainment. The Company believes that Mr. Woodward’s board and management experience in the consumer products and consumer electronics industries as well as his expertise in technology investment qualify him for service on the Board of Directors.

There are no family relationships among any executive officers or directors of the Company.

Cease Trading Orders or Corporate Bankruptcies

To the knowledge of management, except as described below, none of the nominees for election as a director of the Company:

(a)   is, at the date of this Management Proxy Circular and Proxy Statement, or has been, within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Mad Catz) that,

(i)   was subject to a cease trade or similar order or an order that denied the company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, (each an “order”) that was issued while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(ii)   was subject to an order that was issued after such nominee director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while such nominee director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)   is, at the date of this Management Proxy Circular and Proxy Statement, or has been within 10 years before the date of this Management Proxy Circular and Proxy Statement, a director or executive officer of any company (including Mad Catz) that, while such nominee director was acting in that capacity, or within a year of such nominee director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)   has, within the 10 years before the date of this Management Proxy Circular and Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the nominee director.

Pursuant to an agreement between Procaps LP (“Procaps”) and Ravenna Capital Corporation entered into in December 2008 (the “Restructuring Agreement”), Robert Molyneux was engaged to assist in the management and financial restructuring of Procaps and certain related entities. At the time the Restructuring Agreement was executed, Procaps was in the respective special loans departments of its secured lenders and not in compliance with terms of respective lending agreements. In December 2011, the secured lenders of Procaps and its related entities, Procaps GP Inc. and 9084-9654 Quebec Inc., appointed a receiver to oversee the sale of the assets of such entities. Pursuant to the Restructuring Agreement, Mr. Molyneux was an officer of Procaps, Procaps GP Inc and 9084-9654 Quebec Inc. on the date the receiver was appointed and the assets of Procaps, Procaps GP Inc and 9084-9654 Quebec Inc. were sold.

To the knowledge of management, none of the nominees for election as a director of the Company has been subject to:

(a)   any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)   any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for such nominee director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

PROPOSAL 2

APPOINTMENT AND REMUNERATION OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR

The Board and Audit Committee of the Board of the Company have recommended the accounting firm of KPMG LLP to be appointed as our Independent Registered Public Accounting Firm and Auditor for the fiscal year ending March 31, 2013.

Unless authority to vote is withheld, the persons named in the accompanying proxy card intend to vote for the re-appointment of KPMG LLP as our Independent Registered Public Accounting Firm and Auditor for the Company’s fiscal year ending March 31, 2013 and to authorize the Board to fix the remuneration of the Independent Registered Public Accounting Firm and Auditor. KPMG LLP, and its predecessors, has been our independent auditor for more than ten years.

The Audit Committee of the Board may terminate the engagement of KPMG LLP as the Company’s Independent Registered Public Accounting Firm and Auditor without the approval of the shareholders if the Audit Committee determines it is necessary or appropriate to terminate their engagement.

A representative of KPMG LLP is expected to attend the Meeting and will have an opportunity to make a statement if he or she desires to do so, and will be available to answer appropriate questions from shareholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE RE-APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR AND THE AUTHORIZATION OF THE BOARD TO FIX THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITOR.

PROPOSAL 3

CONFIRMATION OF BY-LAW NUMBER 4

Shareholders are requested under this Proposal 3 to approve a resolution confirming By-Law Number 4, as the new general by-law of the Company. By-Law Number 4, which relates to the conduct of the business and affairs of the Company, was adopted by the Board of Directors on November 14, 2011, and repeals all prior by-laws of the Company.

The Company’s prior general by-law was first adopted in 2002 and subsequently amended in 2007 (to recognize uncertificated shares) and in 2011 (to increase the quorum requirement at shareholders’ meetings). By-Law Number 4 restates the prior general by-law to reflect the subsequent amendments made to the prior general by-law and also makes certain amendments to reflect changes in corporate governance practices and in the Canada Business Corporations Act (the “CBCA”), the Company’s governing statute. Principal amendments to the terms of the prior general by-law included removing the Chairman’s right to a second or casting vote at meetings of the Board of Directors, removing references to the position of “Managing Director” as one not applicable to the Company, adding references to the office of Chief Financial Officer, incorporating the changes necessary to permit the holding of shareholders’ meetings by such methods as video conferencing and webcasting as permitted by the CBCA and revising the method of computation of required notice periods so as to be consistent with the provisions of the CBCA.

The full text of By-Law Number 4 is attached as Annex A hereto.

Vote Required

The affirmative vote of the majority of the shares present in person or represented by proxy and voted on the proposal at the Meeting is required to approve the resolution confirming By-Law Number 4. Abstentions from voting and broker non-votes will have no effect on the approval or non-approval of this matter since only votes cast either “for” or “against” will be counted in determining whether the resolution confirming By-Law Number 4 has been approved by a majority of the votes cast thereon. If such approval is not forthcoming, By-Law Number 4 will cease to be effective as of the date of the Meeting.

Resolution

The full text of the resolution confirming By-Law Number 4 is as follows:

“BE IT RESOLVED THAT: By-Law Number 4, being a by-law relating generally to the conduct of the business and affairs of the Company, in the form attached as Annex A to the Management Proxy Circular and Proxy Statement for the Annual and Special Meeting of Shareholders of the Company to be held on August 20, 2012, is hereby confirmed as a by-law of the Company.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDER APPROVAL OF THE RESOLUTION CONFIRMING THE ADOPTION OF BY-LAW NUMBER 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees for Fiscal 2012 and 2011

The aggregate fees billed to the Company by KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor, for the fiscal years ended March 31, 2012 and 2011 were as follows:

	2012	2011
Audit Fees (1)	$741,500	$722,000
Audit-Related Fees (2)	$5,000	$5,000
Tax Fees (3)	$221,275	$115,900
All Other Fees	—	—

(1)	Audit Fees consist of the audit of our annual financial statements included in the Company’s Annual Report on Form 10-K for its 2012 and 2011 fiscal years, respectively, reviews of interim financial statements and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)	Audit related fees consist of fees for assurance and related services, such as comfort letters and consents for registration statements.
(3)	Tax Fees consist of fees for tax compliance services.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of KPMG LLP and has concluded that the provision of such services is compatible with maintaining the independence of the Company’s auditors.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors

The Company’s Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent auditors will be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the Company’s auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Preliminary Note: The following Report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent specifically incorporated by the Company.

The Audit Committee of the Board is composed of three independent directors as required by the listing standards of the American Stock Exchange and by Canadian securities regulatory authorities (“CSA”) and operates under a written charter adopted by the Board. The members of the Audit Committee for fiscal year ended March 31, 2012 were Thomas R. Brown (Chairman), Robert J. Molyneux and William Woodward.

Management is responsible for the Company’s internal controls and the financial reporting process. KPMG LLP, the Company’s Independent Registered Public Accounting Firm and Auditor for the fiscal year ended March 31, 2012, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Company’s independent accountants also provided to the Audit Committee the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent accountants is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Company’s Independent Registered Public Accounting Firm and Auditor and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012 filed with the Securities and Exchange Commission.

June 12, 2012	The Audit Committee
Thomas R. Brown, Chair
Robert J. Molyneux
William Woodward

Relevant Education and Experience of Audit Committee Members

By virtue of their prior history and business experience, each of Messrs. Brown, Molyneux and Woodward, the current members of the Company’s Audit Committee, have the relevant experience to meaningfully contribute to the Audit Committee. See “Election of Directors” above for a description of the relevant education and experience of the Audit Committee Members.

CORPORATE GOVERNANCE

The Board has developed corporate governance practices to help it fulfill its responsibility to shareholders to oversee the work of management in the conduct of the Company’s business and to seek to serve the long-term interests of shareholders. The Company’s corporate governance practices are memorialized in our Mandate of the Board of Directors of Mad Catz Interactive, Inc., our Codes of Conduct for Directors and for Employees and the Charter of the Audit Committee of the Board. We continually review these governance practices and update them as necessary to reflect changes in regulatory requirements and evolving oversight practices. These documents are available on our website at www.madcatz.com and upon request in writing to our Secretary, Whitney E. Peterson.

Board of Directors

Our Board consists of four members. Three of our current directors are independent under the requirements set forth in the NYSE Amex listing rules and CSA National Instrument 58-101—Disclosure of Corporate Governance Practices. For a director to be considered independent, the Board must determine that the director does not have a material relationship with the Company that would interfere with the exercise of independent judgment. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the NYSE Amex listing rules and CSA National Instrument 58-101—Disclosure of Corporate Governance Practices. In addition to applying these independence guidelines, the Board considers all relevant facts and circumstances in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. The Board has determined that Messrs. Brown, Molyneux and Woodward are independent.

Board Leadership Structure

Leadership of the Company is currently shared between Mr. Brown, Chairman of the Board of Directors, and Mr. Richardson, President and Chief Executive Officer. The Company does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders. The Board of Directors believes that the current structure is best for the Company because it allows Mr. Richardson to focus on the Company’s day-to-day business, while allowing Mr. Brown to lead the Board of Directors in its primary role of review and oversight of management.

Meetings of the Board of Directors

During fiscal year ended March 31, 2012, our Board held 4 meetings. During fiscal year ended March 31, 2012, all of our directors attended in person or by telephone at least 75% or more of the aggregate number of Board meetings and committee meetings on which they served (during the periods for which they served as such). All directors are strongly encouraged to attend the Annual Meeting of Shareholders, unless attendance would be impracticable or constitute an undue burden. Messrs. Brown, Molyneux, Richardson and Woodward attended the 2011 Annual Meeting of Shareholders in person.

Time is allotted at the end of each Board meeting for an executive session involving only our independent directors and non-management directors. Thomas R. Brown, Chairman of the Board, acts as presiding director at each executive session.

Audit Committee of the Board of Directors

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee was established in accordance with the requirements of Section 3(a)(58)(A) of the

Securities Exchange Act of 1934 and National Instrument 52-110—Audit Committees. The Audit Committee selects and engages the Company’s independent auditors, reviews the scope of audit engagements, reviews management letters of such auditors and management’s response thereto, approves professional services provided by such auditors, reviews the independence of such auditors, reviews any major accounting changes made or contemplated, considers the range of audit and non-audit fees, reviews the adequacy of the Company’s internal accounting controls and annually reviews its charter and submits any recommended changes to the Board for its consideration. The Audit Committee consists of three members: Thomas R. Brown (Chairman), Robert J. Molyneux and William Woodward. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE Amex listing standards, that each member of the Audit Committee meets the enhanced independence standards established by the United States Securities and Exchange Commission (“SEC”) and that Mr. Brown qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The Audit Committee held 4 meetings in the fiscal year ended March 31, 2012.

Role of Board of Directors in Risk Oversight

The Company’s management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks. The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Company’s corporate governance practices and the Company’s executive compensation plans and arrangements. These specific risk categories and the Company’s risk management practices are regularly reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.

Shareholder Communications with the Board of Directors

It is the Company’s policy to forward to the directors any shareholder correspondence it receives that is addressed to them. Shareholders who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows Attn: Corporate Secretary, Mad Catz Interactive, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

Director Nominations

The Board performs the functions associated with a nominating committee. The Company’s independent directors make recommendations to the full Board for nominations to fill vacancies on the Board and for selecting the management nominees for the directors to be elected by the Company’s shareholders at each Annual Meeting. The Board believes this process is preferable to a standing nominating committee because it wishes to involve all of its independent directors in the nomination process.

Director Qualifications

Although the Board has not established specific minimum age, education, experience or skill requirements for potential directors or a formal policy regarding diversity, the Board believes that the appropriate mix and a broad diversity of skills, perspectives, experience, age and gender will help to enhance the performance of the Board. The independent directors take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

•

an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•	the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•

regarding any individual who has served as a director of the Company, his or her past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his or her overall contributions to the Board and the Company.

Identification and Evaluation of Nominees

In making nominations for director, the independent directors identify nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the independent directors’ criteria for Board service are re-nominated. As to new candidates, the independent directors will generally poll the Board members and members of management for recommendations. The independent directors may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The independent directors evaluate the qualifications, experience and background of potential candidates. In making their determinations, the independent directors evaluate each individual in the context of the Board as a whole, with the objective of assembling a group that can best represent shareholders’ interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the independent directors make recommendations to the Board by a majority vote. Historically, the Board has not relied on third-party search firms to identify director nominees. The Board may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board that a candidate be nominated to the Board.

Shareholder Nominations

The Board may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the Board through a written notice to the Company’s Corporate Secretary at the principal executive offices of the Company, 7480 Mission Valley Road, Suite 101, San Diego, California, within the time frames required by the Company’s bylaws and applicable law as described under “Shareholder Proposals” below. Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

STATEMENT ON CORPORATE GOVERNANCE PRACTICES

The CSA has issued guidelines for effective corporate governance under National Policy 58-201—Corporate Governance Guidelines (the “CSA Guidelines”). The CSA Guidelines deal with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members, and other items pertaining to sound corporate governance. The CSA has issued National Instrument 58-101—Disclosure of Corporate Governance Practices (the “Instrument”) which requires that each reporting issuer disclose, on an annual basis, its approach to corporate governance by disclosing the information required by the Instrument.

The Company’s Board has adopted a formal mandate outlining its responsibilities. A copy of the Mandate is appended hereto as Annex B. The Directors’ Code of Conduct and the Code of Conduct for the Company’s employees have also been implemented. The mandate and the codes of conduct, along with the charter of the Company’s Audit Committee, may be viewed on the Company’s website at www.madcatz.com. The Company intends to satisfy the disclosure requirement under Form 8-K regarding (1) any amendments to its Codes of Conduct, or (2) any waivers under its Codes of Conduct relating to the Chief Executive Officer and Chief Financial Officer by posting such information on its website at www.madcatz.com.

The Company believes that its corporate governance practices ensure that the business and affairs of the Company are effectively managed so as to enhance shareholder value. The disclosure requirements of the Instrument and a commentary on the Company’s approach with respect to each requirement are set forth below.

Disclosure Requirements	Comments
Disclose the identity of directors who are independent.

Thomas R. Brown

Robert J. Molyneux

William Woodward

For more information about each director nominated for election at the Meeting, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose the identity of directors who are not independent, and describe the basis for that determination.	Darren Richardson, the President and Chief Executive Officer of the Company, is considered not independent (as defined in the Instrument), by virtue of his position with the Company. For more information about each director, please refer to the section entitled “Election of Directors” on page 5 of this Management Proxy Circular and Proxy Statement.

Disclose whether or not a majority of directors are independent.	The Board is currently composed of four directors, a majority of whom are independent (as defined in the Instrument). After consideration of the criteria set forth in the Instrument, the Board has concluded that three of the current directors are independent. The remaining director is the President and Chief Executive Officer of the Company.

If a director is presently a director of another issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	Thomas R. Brown—LRAD Corporation

Disclosure Requirements	Comments
Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year end.	The Board meets quarterly and at the end of each meeting of the Board, independent directors meet separately without the President and Chief Executive Officer, who is the only non-independent director.

Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his role and responsibilities.

Thomas R. Brown is the Chairman of the Board and is an independent director.

The Chairman has the responsibility, among other things, of ensuring that the Board discharges its responsibilities effectively. The Chairman acts as a liaison between the Board and the Chief Executive Officer and chairs Board meetings. Further, the Chairman ensures that the non-management members of the Board meet on a regular basis without management being present.

Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.	Darren Richardson – 4 meetings since April 1, 2011. Thomas R. Brown – 4 meetings since April 1, 2011. Robert J. Molyneux – 4 meeting since April 1, 2011. William Woodward – 4 meetings since April 1, 2011.

Disclose the text of the board’s written mandate.	Please refer to Annex B for the Board’s written mandate.

Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.	The Board has developed a written position description for each of the following, as recommended by the CSA Guidelines: Chair of the Board and Chair of the Audit Committee.

Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.	The Board and the Chief Executive Officer have developed a written position description for the Chief Executive Officer.

Briefly describe what measure the board takes to orient new directors regarding:

(i)     the role of the board, its committees and its directors, and

(ii)    the nature and operation of the issuer’s business.

There is currently no formal orientation program in place for new members of the Board. The Board as a whole and members of management informally provide such orientation. In addition, new members receive an information package, a tour of the facilities and are provided with the opportunity to interact with and request briefings from other directors and management. In light of the Company’s size, the high level of experience of the members of the Board and the low turnover rate of its members, the Board believes that this approach is practical and effective.

Disclosure Requirements	Comments
Briefly discuss what measures, if any, the board takes to provide continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.	Given the size of the Company and the in-depth collective public company, financial and industry experience of the Board, there is no formal continuing education program in place. Board members are entitled to attend seminars they determine necessary to keep them up-to-date with current issues relevant to their service as directors of the Company. The Company’s independent auditor provides the Board with regular updates on the current state of the rules, regulations, and guidelines that may be applicable to the Company. The Company’s outside SEC counsel also attends Board meetings and provides updates on new laws and rules applicable to the Company.

Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:

(i)     disclose how a person or company may obtain a copy of the code,

(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code, and

(iii)  provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.

The Board has adopted a written code of conduct for its directors, and a written code of conduct for its employees.

(i)     a copy of the Company’s codes of conduct referred to above can be obtained on the Company’s website at www.madcatz.com or, alternatively, by written request to the Corporate Secretary of the Company at 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

(ii)    Code of conduct for employees: the Company requires all employees to certify receipt of the code upon acceptance of employment and maintains a copy of the code on its intranet for access by employees. The Company’s human resource department monitors compliance by employees with the code. Depending on the seriousness of the violation, any violation of the code is reported to the employee’s manager, the Company’s General Counsel or to the Company’s Chief Executive Officer.

Codeof conduct for directors: The Board as a whole monitors compliance by directors with the code.

(iii)  Not applicable.

Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.	Each director and executive officer is required to fully disclose his or her interest in respect of any transaction or agreement to be entered into by the Company. Once such interest has been disclosed, the Board as a whole determines the appropriate level of involvement that the director or executive officer should have in respect of the transaction or agreement.

Disclosure Requirements	Comments
Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

Management, supported by the Board, has put structures in place to ensure effective communication between the Company and its stakeholders and the public. The Company provides appropriate disclosure as required by law, and legal counsel reviews all press releases and shareholder reports. The Company requires all employees to certify receipt of the Company’s code of conduct upon acceptance of employment and maintains a copy of the code on its intranet for access by employees. The Company’s human resource department monitors compliance by employees with its code of conduct. Each year, the Company’s General Counsel conducts mandatory training of all employees to encourage ethical behavior.

Directors are permitted to contact and engage outside advisors at the expense of the Company.

Describe the process by which the board identifies new candidates for board nomination.	The Board assesses each new candidate by considering his or her competencies and skills based on such candidate’s prior service on the boards of other corporations and his or her corporate background. The candidate’s attributes are then considered against the competencies and skills that the Board considers necessary for the Board as a whole to possess and the competencies and skills that each existing member of the Board possesses.

Disclose whether or not the board has a nominating committee composed entirely of independent directors.	The Board does not have a standing nominating committee. See “Corporate Governance – Director Nominations”

If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.	Not applicable.

Describe the process by which the board determines compensation for the issuer’s directors and officers.	The Company’s executive compensation program is designed and implemented principally by the independent members of the Board with input from a number of sources, including the Company’s Chief Executive Officer and such additional compensation information as the Board deems appropriate. The Board does not delegate, and does not expect to delegate in the future, to management or any other parties, its duties to review the Company’s executive compensation program, which it will review annually. In determining compensation for executive officers, the Board will annually review information which it deems relevant. The Board will also evaluate the Company’s performance and generally determine whether the compensation elements and levels that it provides to its executive officers are appropriate relative to their counterparts, in light of each

Disclosure Requirements	Comments

executive officer’s individual contribution to the

Company’s performance. The Board does not believe that it is appropriate to establish compensation levels based on compensation provided by other companies. Instead, the Board relies upon its judgment in making compensation decisions, after reviewing the performance of the Company and carefully evaluating each executive officer’s individual performance and the Company’s performance during the year. The Board, other than the Company’s Chief Executive Officer, directly determines the compensation package provided to the Chief Executive Officer based on the Chief Executive Officer’s individual performance and the performance of the Company, receiving input as it deems appropriate. For executive officers other than the Chief Executive Officer, the Company’s Chief Executive Officer makes recommendations for each individual’s compensation package to the Board. In making these recommendations the Chief Executive Officer considers the individual’s performance, the individual’s contribution to Company performance and input from the Company’s human resources department. The Board discusses these recommendations with the Chief Executive Officer. The Board further reviews and discusses these recommendations in executive session without any members of management present.

Disclose whether or not the board has a compensation committee composed entirely of independent directors.	The Board does not have a standing compensation committee.

If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.	Not applicable.

If the board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	Not applicable.

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.	In order to assess the effectiveness and contribution of the Board and Board committees, the Board reviews, on an annual basis, the size and composition of the Board and Board committees. This review process comprises Board effectiveness, Board and committee structure, Board processes as well as director and committee evaluations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of July [—], 2012, 63,462,399 shares of Common Stock of the Company have been issued and are outstanding as fully paid and non-assessable, and carrying a right to one vote per share. The following table sets forth certain information regarding beneficial ownership of or control or direction, directly or indirectly, over the Company’s Common Stock as of July [—], 2012, by (i) each shareholder known by the Company to be a beneficial owner of more than 5% of any class of the Company’s voting securities or to the knowledge of the Company’s directors and executive officers, any person or company that beneficially owns or controls or directs, directly or indirectly, over 10% or more of the shares of the Company, (ii) each director and director nominee of the Company, (iii) the Chief Executive Officer and each additional executive officer named in the summary compensation table under “Executive Compensation” below and (iv) all directors, director nominees and executive officers of the Company as a group. The Company believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is c/o Mad Catz, Inc., 7480 Mission Valley Road, Suite 101, San Diego, California 92108.

Beneficial Owner	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)	Percent of Common Stock Outstanding(2)
Thomas R. Brown	376,000	*
Robert J. Molyneux	325,000	*
William Woodward	250,860	*
Darren Richardson	2,699,083	4.1%
Brian Andersen	592,708	*
Whitney Peterson	1,173,460	1.8%
All Officers and Directors as a Group (7 persons)	5,796,487	8.7%

*	Less than one percent.
(1)	As to each person or group in the table, the table includes the following shares issuable upon exercise of options that are exercisable within 60 days from July [—], 2012: Thomas R. Brown: 250,000; Robert J. Molyneux: 250,000; William Woodward: 125,000; Darren Richardson: 1,577,083; Brian Andersen: 567,708; Whitney Peterson: 499,232; and all executive officers and directors as a group: 3,548,399.
(2)	Except as otherwise provided, all percentages are calculated based upon the total number of shares outstanding of 63,462,399 shares of the Company as of July [—], 2012, plus the number of options presently exercisable or exercisable within 60 days of July [—], 2012 by the named security holder.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the Company’s Chief Executive Officer, and each of its two other most highly compensated executive officers, the named executive officers, for the fiscal years ended March 31, 2012 and March 31, 2011.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	All Other Compensation		Total
Darren Richardson	2012	$410,597	—	$207,000	$20,499	(3)(4)	$638,465
President, Chief Executive Officer and Director	2011	410,598	$493,159	58,000	17,500	(3)(4)	979,257
Brian Andersen	2012	261,043	—	138,000	—		399,043
Chief Operating Officer	2011	238,597	261,557	43,500	1,966	(3)	545,620
Whitney Peterson	2012	267,194	—	138,000	8,250	(4)	413,444
Vice President and General Counsel	2011	266,954	293,913	43,500	8,751	(4)	613,118

(1)	Represents bonuses earned during the applicable fiscal year as a result of the Company’s and the individual’s performance.
(2)	Reflects the aggregate fair value of stock options granted as of the applicable grant date calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the stock awards are discussed in Note 9, “Stock-Based Compensation,” of Notes to Consolidated Financial Statements included in the Company’s Annual Reports on Form 10-K for the years ended March 31, 2011 and March 31, 2012.
(3)	Includes amounts related to an auto allowance.
(4)	Includes amounts related to 401(k) employer matches.

Employment Contracts; Potential Payments Upon Termination or Change-in-Control

Certain of the Company’s executive officers whose compensation is required to be reported in the Summary Compensation Table are parties to written employment agreements with the Company. Among other things, these employment agreements contain severance and other provisions that will provide for payments to the executive officer following termination of employment with the Company. A summary of the employment agreements with our executive officers follows:

Darren Richardson

The Company is party to an employment agreement with Mr. Richardson, dated May 18, 2000, as amended, pursuant to which Mr. Richardson serves as President and Chief Executive Officer of the Company and Mad Catz, Inc. Under the terms of the amended employment agreement, Mr. Richardson’s annual base salary is currently $410,966. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. The agreement has been extended for a one-year period. If, during the term of the agreement, there is a termination of employment without cause or in certain other specified circumstances, Mr. Richardson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in the Company or its wholly owned subsidiary Mad Catz, Inc.

Brian Andersen

The Company is party to an employment agreement with Brian Andersen, dated January 1, 2008, pursuant to which Mr. Andersen serves as Chief Operating Officer of the Company and Mad Catz, Inc. Under the terms of the employment agreement, Mr. Andersen’s annual base salary is currently £163,152. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Andersen will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in Mad Catz or its subsidiary Mad Catz, Inc.

Whitney Peterson

The Company is party to an employment agreement with Whitney Peterson, dated September 25, 2003, as amended, pursuant to which Mr. Peterson serves as Vice President Corporate Development and General Counsel of Mad Catz, Inc. Under the terms of the employment agreement, Mr. Peterson’s annual base salary is currently $267,194. The agreement provides for a three-year term and thereafter automatically renews for successive one-year periods unless either party gives prior notice of termination. If, during the term of the agreement, there is a termination of employment either without cause or in certain other specified circumstances, Mr. Peterson will be entitled to receive one year’s salary. These specified circumstances include where there has occurred a change of control in Mad Catz or its subsidiary Mad Catz, Inc.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options for each named executive officer outstanding as of March 31, 2012.

Name	Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Option Exercise Price		Option Expiration Date
	Exercisable	Unexercisable
Darren Richardson	300,000	—		C$	0.46	09/20/2016
	500,000	—		C$	0.56	10/13/2016
	200,000	—			$1.23	06/07/2017
	262,500	37,500	(1)		$0.47	09/30/2018
	93,750	56,250	(2)		$0.33	09/02/2019
	75,000	125,000	(3)		$0.43	09/16/2020
	—	300,000	(4)		$0.98	08/18/2021
Brian Andersen	25,000	—		C$	0.46	09/20/2016
	50,000	—		C$	0.56	10/13/2016
	130,000	—			$1.23	06/07/2017
	175,000	25,000	(1)		$0.47	09/30/2018
	32,500	37,500	(2)		$0.33	09/02/2019
	56,250	93,750	(3)		$0.43	09/16/2020
	—	200,000	(4)		$0.98	08/18/2021
Whitney Peterson	69,024	—			$1.23	06/07/2017
	175,000	25,000	(1)		$0.47	09/30/2018
	93,750	56,250	(2)		$0.33	09/02/2019
	56,250	93,750	(3)		$0.43	09/16/2020
	—	200,000	(4)		$0.98	08/18/2021

(1)	Granted on September 30, 2008. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.
(2)	Granted on September 2, 2009. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.

(3)	Granted on September 16, 2010. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.
(4)	Granted on August 18, 2011. Vest 25% on the first anniversary of the grant date and thereafter in 36 equal monthly installments.

Compensation of Directors

The following table shows all the fees earned or cash paid by the Company during the fiscal year ended March 31, 2012 to the Company’s non-employee directors. No option and restricted stock awards, long-term incentive plan payouts or other types of payments, other than the amount identified in the chart below, were paid to these directors during the fiscal year ended March 31, 2012.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Thomas R. Brown	$91,500	$17,238	$108,738
Robert J. Molyneux	$61,500	$17,238	$78,738
William Woodward	$61,500	$17,238	$78,738

(1)	The amounts in this column reflect the aggregate fair value of stock options granted as of the applicable grant date calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of the stock awards are discussed in Note 10, “Stock-Based Compensation,” of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2012. On March 31, 2012, Thomas Brown had 250,000 outstanding stock option awards, Robert J. Molyneux had 250,000 outstanding stock option awards, and William Woodward had 125,000 outstanding stock option awards.

The Company’s non-employee directors receive the following compensation for board service: $50,000 annual retainer; $20,000 additional annual retainer to the Chairman of the Board; and $10,000 additional annual retainer to the Audit Committee chair. In addition, non-employee directors receive $2,500 for each Board meeting attended in person, $500 for each Board meeting attended by telephone that is shorter than two hours and $1,000 for each Board meeting attended by telephone that is longer than two hours. Audit Committee Members also receive $1,500 for each committee meeting attended. Non-employee directors also receive an annual option grant of 25,000 shares of Common Stock.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all of the Company’s equity compensation plans as of March 31, 2012.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved by security holders	7,951,463	(1)	$0.66	2,394,665
Equity compensation plans not approved by security holders	0		0	0
Total	7,951,463		$0.66	2,394,665

(1)	Includes 6,826,463 shares underlying options issued pursuant to the Company’s 2007 Stock Option Plan and 1,125,000 shares underlying options issued pursuant to the Company’s Amended and Restated Incentive Stock Option Plan.

The Company maintains two stock option plans: the 2007 Stock Option Plan (as amended) and the Amended and Restated Incentive Stock Option Plan (the “Prior Plan”). The Company’s shareholders approved the 2007 Stock Option Plan at the 2007 annual and special meeting of the Company. The Company’s shareholders approved an amendment to the 2007 Option Plan at the 2011 annual and special meeting of the Company. The 2007 Stock Option Plan replaced the Prior Plan and no additional options have been or will be granted pursuant to the Prior Plan. Options previously granted under the Prior Plan will continue to be outstanding until exercised or terminated in accordance with their terms.

2007 Stock Option Plan

The following is a summary of certain principal features of the 2007 Plan, reflecting the amendment approved in the 2011 Meeting. The 2007 Plan was attached as Annex A to the Management Proxy Circular and Proxy Statement filed August 19, 2010 on EDGAR in the United States and SEDAR in Canada. No other changes have been or are being proposed to the 2007 Plan.

Administration

The 2007 Plan is currently administered by the Board, although the Board may delegate this authority at a future time to a committee of the Board. Subject to the provisions of the 2007 Plan, the Board (or if authorized by the Board, a committee of the Board) determines, among other things, the persons to whom from time to time awards may be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards. The Board or applicable Board committee may also delegate to the Chief Executive Officer the authority to allocate stock option grants among non-management employees within the terms of reference and scope as determined by the Board or applicable Board committee.

Eligibility

Persons eligible to participate in the 2007 Plan are directors, officers and employees of or consultants to the Company or of any subsidiary of the Company, as determined by the Board or applicable Board committee who demonstrate the potential of becoming key personnel of, or performing valuable services for the Company or any of its subsidiaries.

Limitation on Awards and Shares Available

The 2007 Plan currently authorizes up to 10,300,000 shares for issuance, being the maximum number of shares that have previously been issued or which could be issuable under the 2007 Plan since its inception in 2007. The number of shares reserved for issuance under the 2007 Plan from time to time is not necessarily reflective of the number of options that are outstanding at any given time because options that are exercised do not replenish the number of shares reserved under the 2007 Plan. Currently the Company has options outstanding under the 2007 Plan to purchase 6,826,463 shares of common stock and options outstanding under the Prior Plan to purchase 1,125,000 shares of common stock.

Under the terms of the 2007 Plan, the aggregate number of shares of Common Stock issued to insiders of the Company within any 12-month period, or issuable to insiders of the Company at any time, under the 2007 Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding shares of Common Stock of the Company at such time. “Insider” is defined in the 2007 Plan to include directors and senior officers (and their respective associates) of the Company and of certain subsidiaries of the Company. “Share compensation arrangements” is defined under the 2007 Plan as any compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company, including financially assisted share purchases, stock options and stock appreciation rights involving the issuance of authorized but unissued shares of the Company.

In addition, to prevent the dilution or enlargement of the rights of holders under the 2007 Plan, the 2007 Plan provides for the adjustment of the terms of the awards or the number of shares reserved for issuance thereunder in the event of any stock split, reverse stock split, stock dividend payable on our shares of common stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award. Shares of the Company’s common stock that are awarded under the 2007 Plan will be authorized but unissued shares. If any award granted under the 2007 Plan is forfeited or terminated, the shares of common stock reserved for issuance pursuant to the award will be made available for future award grants under the 2007 Plan.

Awards

Stock options, including incentive stock options, as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options may be granted under the 2007 Plan. Stock option grants to members of the Board will, unless otherwise determined by the Board or applicable Board committee, vest and become exercisable immediately after such grant. Stock option grants to persons other than members of the Board will, unless otherwise determined by the Board or applicable Board committee, vest and become exercisable as follows: 25% of the shares underlying such option shall vest and become exercisable on the first anniversary of the date of grant and the remainder shall vest and become exercisable in 36 equal monthly installments. The option exercise price of all stock options granted pursuant to the 2007 Plan will be as determined by the Board or applicable Board committee and will equal at least 100% of fair market value of the common stock of the Company on the date of grant. In no circumstances shall the exercise price of an option be less than the closing sale price of the common stock on the Toronto Stock Exchange (or on any other stock exchange on which the Company’s shares are then listed) on the last trading day prior to the effective date of grant. The effective date of grant will not be earlier than the actual date of grant. Stock options granted under the 2007 Plan will have a term for exercise as determined by the Board or applicable Board committee provided that such term will end on or before the tenth anniversary of the effective date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an optionee who is a citizen or resident of the United States in any calendar year may not exceed $100,000.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent, or by tendering previously acquired shares of the Company’s common stock with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Board (or the applicable Board committee) in order to avoid adverse accounting consequences) or other property acceptable to the Board (or the applicable Board committee) (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale). However, no participant who is a member of the Board or an executive officer of the Company will be permitted to pay the exercise price of an option in any method in violation of Section 13(k) of the Securities Exchange Act of 1934, as amended.

The Company does not currently intend to provide financial assistance in connection with the exercise of stock options granted under the 2007 Plan.

Assignability

Options granted under the 2007 Plan may only be assigned to: (i) a spouse of the optionee: (ii) a trustee, custodian or administrator acting on behalf of or for the benefit of the optionee or a spouse of the optionee; (iii) a registered retirement savings plan or a registered retirement income fund of the optionee or his or her spouse; (iv) a “holding entity” (as defined in National Instrument 45-106 of the Canadian Securities Administrators) of the optionee or his or her spouse; and (v) the legal personal representatives of a deceased optionee.

Blackout Periods

The Company prohibits its directors, officers and employees from trading in its securities with knowledge of any material information concerning the Company which has not been publicly disclosed. As it may be difficult from time to time for an individual to determine if he or she is in possession of material non-public information, the Company identifies certain restricted periods (or “blackout periods”) during which its personnel are not to trade in securities of the Company, which includes exercising stock options. The 2007 Plan permits options that would otherwise expire during or immediately following a blackout period to remain exercisable until the fifth business day following the cessation of such blackout period.

Cessation of Employment

If an optionee ceases to be a director, officer or employee of, or a consultant to, the Company or any of its subsidiaries, then unless otherwise determined by the Board or applicable Board committee, the option will terminate and cease to be exercisable after 90 days from the earlier of the date on which the optionee ceases to be a director, officer, employee or consultant, or the date on which the optionee was given notice of dismissal.

Change in Control

In the event the Board recommends that shareholders accept or vote in favor of a bona fide offer for the shares of the Company that will result in a change of control of the Company, then all options which are outstanding, although not yet exercisable (vested), will become immediately exercisable, subject to the terms of the 2007 Plan. The Board may, in its discretion, give its express consent to the vesting of options which are outstanding, although not yet exercisable, upon receipt of an offer that it is not prepared to recommend. In addition, all options which are outstanding, although not yet exercisable, will automatically vest and become exercisable immediately prior a change in control transaction.

Amendment and Termination

The Board may terminate, amend, or modify the 2007 Plan at any time; provided, however, that shareholder approval must be obtained (i) to reduce the exercise price of an option either directly or indirectly including by means of the cancellation of an option and the reissue of a similar option; (ii) to extend the period available to exercise an option beyond the normal expiration date (except in respect of blackout periods as provided in the 2007 Plan); (iii) to increase the levels of insider participation under the 2007 Plan; (iv) to increase the number of shares reserved for issuance under the 2007 Plan (other than pursuant to the provisions of the 2007 Plan); (v) to add any additional categories of persons eligible to receive options under the 2007 Plan; (vi) to increase the number options that may be granted to non-employee directors initially or annually thereafter under the 2007 Plan; and (vii) to amend any assignment rights set forth in the 2007 Plan. All other amendments to the 2007 Plan could be made at the discretion of the Board. For example, the Board’s discretion will include without limitation, authority to make amendments to clarify any ambiguity, inconsistency or omission in the 2007 Plan and other amendments of a clerical or housekeeping nature, to alter the vesting or termination provisions of any option or of the 2007 Plan, to modify the mechanics of exercise, and to add a financial assistance provision.

Securities Law

The 2007 Plan is intended to conform to the extent necessary with all provisions of the laws, regulations and rules of all public agencies and authorities applicable to the issuance and distribution of shares and to the listing of shares on any stock exchange on with the shares of the Company may be listed. The 2007 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 2007 Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

U.S. Tax Consequences

The tax consequences of the 2007 Plan under current United States federal law are summarized in the following discussion which deals with the general tax principles applicable to the 2007 Plan, and is intended for general information only. Alternative minimum tax, Canadian tax and state, provincial and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

Incentive Stock Options: An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionholder upon the disqualifying disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.

Nonqualified Stock Options: Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionholder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Other Considerations

The Code allows publicly-held corporations to deduct compensation in excess of $1,000,000 paid to the corporation’s chief executive officer and its four other most highly compensated executive officers if the compensation is payable solely based on the attainment of one or more performance goals and certain statutory requirements are satisfied. The Company intends for stock options granted at fair market value to be deductible by the Company as performance-based compensation not subject to the $1,000,000 limitation on deductibility.

Amended and Restated Incentive Stock Option Plan (the “Prior Plan”)

The Prior Plan authorized the Board to issue options to acquire shares in the Common Stock of the Company to directors, officers and employees of the Company or its subsidiaries and to other persons providing ongoing management or consulting services to the Company or its subsidiaries. The Prior Plan was replaced by the 2007 Stock Option Plan and no further options will be granted under the Prior Plan.

The number of shares reserved for issuance to any one person pursuant to options granted under the Prior Plan together with shares reserved for issuance pursuant to other share compensation arrangements, may not exceed 5% of the number of shares of Common Stock then issued.

As of July [—], 2012, 1,125,000 shares of Common Stock of the Company were issuable upon the exercise of stock options issued and outstanding under to the Prior Plan, representing 1.8% of the aggregate number of shares of Common Stock of the Company issued and outstanding as of such date.

The exercise price for any option granted under the Prior Plan is fixed by the Board but in no event can the exercise price be less than the closing price of the Company’s shares on the Toronto Stock Exchange on the last trading day prior to the grant of such option or if there is no closing price, at a price less than the average of the bid and ask prices on the Toronto Stock Exchange on such trading day.

The maximum term of any option granted under the Prior Plan is 5 years and the Board may determine the terms of vesting, if any.

The participation of insiders of the Company under the Prior Plan is limited such that insiders, collectively, may not hold options or be issued shares within any 12-month period under the Prior Plan or any other share compensation arrangement exceeding 10% of the “outstanding issue” and individually, exceeding 5% of the “outstanding issue”. Outstanding issue is defined as the number of shares of the Company then issued and outstanding less any shares issued within the previous 12 months pursuant to share compensation arrangements.

If an optionholder under the Prior Plan ceases to be a director, officer or employee of the Company or any subsidiary or a consultant to the Company or any subsidiary, then all options held by such optionholder terminate and cease to be exercisable 90 days thereafter.

Options granted under the Prior Plan are non-assignable and non-transferable by the optionholder except that the personal representatives of a deceased optionholder may exercise an option.

RELATED PERSON TRANSACTIONS

From April 1, 2011 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $120,000 to which the Company or any of its subsidiaries was (or is to be) a participant and in which any executive officer, director, nominee for director, 5% beneficial owner of the Company’s Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each director, executive officer of the Company, and person who owns more than 10% of a registered class of the Company’s equity securities is required by Section 16(a) of the Securities Exchange Act of 1934 to report to the Securities and Exchange Commission (the “SEC”) his or her transactions in the Company’s securities. Regulations promulgated by the SEC require the Company to disclose in this Management Proxy Circular and Proxy Statement any reporting violations with respect to the 2012 fiscal year, which came to the Company’s attention based on a review of the applicable filings required by the SEC to report such status as an officer or director or such changes in beneficial ownership as submitted to the Company. These statements are based solely on a review of the copies of such reports furnished to the Company by its officers, directors and security holders and a representation that such reports accurately reflect all reportable transactions as holdings. The Company believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of its equity securities, have complied with all filing requirements of Section 16(a) applicable to such persons for fiscal year ended March 31, 2012.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals on matters appropriate for shareholder action to be presented at Mad Catz’ Annual Meeting of Shareholders may do so in accordance with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to its 2013 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by the Company at its principal executive offices no later than April [—], 2013. Shareholders wishing to bring a proposal before the 2013 Annual Meeting of Shareholders in accordance with Canadian laws must provide written notice of such proposal to our Corporate Secretary at the principal executive offices of the Company no later than April [—], 2013.

OTHER MATTERS

The Board does not intend to bring any other business before the Meeting, and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals (including proposals omitted from this Management Proxy Circular and Proxy Statement and form of proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the Meeting. As to any other business that may properly come before the Meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, as filed by us with the SEC (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Management Proxy Circular and Proxy Statement, to all shareholders entitled to vote at the Meeting. However, such Annual Report, including the Annual Report on Form 10-K, is not to be considered part of this proxy solicitation material.

COPIES OF THE ANNUAL REPORT ON FORM 10-K (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, 7480 Mission Valley Road, Suite 101, San Diego, California 92108. A request for a copy of the Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on the Record Date. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

ADDITIONAL INFORMATION

Additional information relating to the Company may be found on SEDAR at www.sedar.com and on EDGAR at www.sec.gov. Shareholders may contact the Corporate Secretary of the Company, at 7480 Mission Valley Road, Suite 101, San Diego, California 92108 to obtain, free of charge, copies of the Company’s financial statements and Management’s Discussion and Analysis (“MD&A”). Financial information is provided in the Company’s comparative financial statements and MD&A for the Company’s most recently completed financial year.

The contents and sending of this Management Proxy Circular and Proxy Statement have been approved by the Board.

By Order of the Board of Directors

San Diego, California	Darren Richardson, President and Chief Executive Officer

July [—], 2012

Annex A

I N D E X

to By-Law Number 4 of

MAD CATZ INTERACTIVE, INC.

SECTION 1 INTERPRETATION		A-1
1.01	Definitions	A-1
1.02	Additional Definitions	A-1
1.03	Interpretations	A-1

SECTION 2 BUSINESS OF THE CORPORATION		A-2
2.01	Registered Office	A-2
2.02	Corporate Seal	A-2
2.03	Financial Year	A-2
2.04	Execution of Instruments	A-2
2.05	Banking Arrangements	A-2
2.06	Voting Rights in Other Bodies Corporate	A-2
2.07	Withholding Information from Shareholders	A-2

SECTION 3 BORROWING AND SECURITY		A-3
3.01	Borrowing Power	A-3
3.02	Delegation	A-3

SECTION 4 DIRECTORS		A-3
4.01	Number of Directors and Quorum	A-3
4.02	Qualification	A-3
4.03	Election and Term	A-4
4.04	Removal of Directors	A-4
4.05	Vacation of Office	A-4
4.06	Vacancies; Appointment of Additional Directors	A-4
4.07	Action by the Board	A-4
4.08	Canadian Residency	A-5
4.09	Meetings by Telephonic, Electronic or Other Communication Facility	A-5
4.10	Place of Meetings	A-5
4.11	Calling of Meetings	A-5
4.12	Notice of Meeting	A-5
4.13	First Meeting of New Board	A-6
4.14	Adjourned Meeting	A-6
4.15	Regular Meetings	A-6
4.16	Chairman	A-6
4.17	Votes to Govern	A-6
4.18	Conflict of Interest	A-6
4.19	Remuneration and Expenses	A-6

SECTION 5 COMMITTEES		A-7
5.01	Committee of Directors	A-7
5.02	Transaction of Business	A-7
5.03	Audit Committee	A-7
5.04	Advisory Committees	A-7

SECTION 6 OFFICERS		A-7
6.01	Appointment	A-7
6.02	Chairman of the Board	A-7
6.03	Vice-Chairman of the Board	A-8

6.04	President	A-8
6.05	Vice-President	A-8
6.06	Chief Financial Officer	A-8
6.07	Secretary	A-8
6.08	Treasurer	A-8
6.09	Powers and Duties of Other Officers	A-8
6.10	Variation of Powers and Duties	A-9
6.11	Term of Office	A-9
6.12	Terms of Employment and Remuneration	A-9
6.13	Conflict of Interest	A-9
6.14	Agents and Attorneys	A-9
6.15	Fidelity Bonds	A-9

SECTION 7 PROTECTION OF DIRECTORS, OFFICERS AND OTHERS		A-9
7.01	Limitation of Liability	A-9
7.02	Indemnity	A-10
7.03	Advance of Costs	A-10
7.04	Derivative Actions	A-10
7.05	Insurance	A-10
7.06	Legal Proceedings	A-10

SECTION 8 SHARES		A-11
8.01	Allotment	A-11
8.02	Commissions	A-11
8.03	Registration of Transfer	A-11
8.04	Transfer Agents and Registrars	A-11
8.05	Lien for Indebtedness	A-11
8.06	Non-Recognition of Trusts	A-12
8.07	Share Certificates	A-12
8.08	Replacement of Share Certificates	A-12
8.09	Joint Shareholders	A-12
8.10	Deceased Shareholders	A-12

SECTION 9 DIVIDENDS AND RIGHTS		A-13
9.01	Dividends	A-13
9.02	Dividend Cheques	A-13
9.03	Non-Receipt of Cheques	A-13
9.04	Record Date for Dividends and Rights	A-13
9.05	Unclaimed Dividends	A-13

SECTION 10 MEETINGS OF SHAREHOLDERS		A-14
10.01	Annual Meetings	A-14
10.02	Special Meetings	A-14
10.03	Place of Meetings	A-14
10.04	Notice of Meetings	A-14
10.05	List of Shareholders Entitled to Notice	A-14
10.06	Record Date for Notice	A-15
10.07	Meetings without Notice	A-15
10.08	Chairman, Secretary and Scrutineers	A-15
10.09	Persons Entitled to be Present	A-15
10.10	Quorum	A-15
10.11	Right to Vote; Record Date for Voting	A-16
10.12	Proxies	A-16

page ii

10.13	Time for Deposit of Proxies	A-16
10.14	Joint Shareholders	A-16
10.15	Votes to Govern	A-16
10.16	Show of Hands	A-17
10.17	Electronic Meetings and Electronic Voting	A-17
10.18	Ballots	A-17
10.19	Adjournment	A-17
10.20	Resolution in Writing	A-17
10.21	Only One Shareholder	A-17
10.22	Notice of Record Dates	A-17
10.23	Availability of Shareholders Lists for Inspection	A-18

SECTION 11 DIVISIONS AND DEPARTMENTS		A-18
11.01	Creation and Consolidation of Divisions	A-18
11.02	Name of Division	A-18
11.03	Officers of Divisions	A-18

SECTION 12 NOTICES		A-18
12.01	Method of Giving Notice	A-18
12.02	Notice to Joint Shareholders	A-19
12.03	Computation of Time	A-19
12.04	Undelivered Notices	A-19
12.05	Omissions and Errors	A-19
12.06	Persons Entitled by Death or Operation of Law	A-19
12.07	Waiver of Notice	A-19

SECTION 13 EFFECTIVE DATE		A-20
13.01	Effective Date	A-20
13.02	Repeal	A-20

page iii

BY-LAW NO. 4

A by-law relating generally to the transaction of the business and affairs of

MAD CATZ INTERACTIVE, INC.

BE IT ENACTED as a by-law of the Corporation as follows:

SECTION 1

INTERPRETATION

1.01    Definitions

In the by-laws of the Corporation, unless the context otherwise requires:

“Act” means the Canada Business Corporations Act and the regulations thereto, and any statute that may be substituted therefor, as from time to time amended;

“articles” means the articles of incorporation dated August 25, 1993 of the Corporation as from time to time amended or restated;

“board” means the board of directors of the Corporation;

“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;

“Corporation” means the corporation incorporated by certificate of incorporation under the Act, as amended, and named Mad Catz Interactive, Inc.;

“distributing corporation” means a corporation, any of the issued securities of which are or were part of a distribution to the public and remain outstanding and are held by more than one person;

“meeting of shareholders” includes an annual meeting of shareholders and a special meeting of shareholders;

“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);

“recorded address” means in the case of a shareholder, the shareholder’s address as recorded in the securities register; and in the case of joint shareholders, the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, the latest address of such person as recorded in the records of the Corporation;

“resident Canadian” has the meaning ascribed thereto in the Act;

“signing officer” means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by section 2.04 or by a resolution passed pursuant thereto; and

“special meeting of shareholders” includes a special meeting of all shareholders entitled to vote at an annual meeting of shareholders and a meeting of any class or classes of shareholders entitled to vote on the question at issue.

1.02    Additional Definitions

Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein.

1.03    Interpretations

Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

SECTION 2

BUSINESS OF THE CORPORATION

2.01    Registered Office

Until changed in accordance with the Act, the registered office of the Corporation shall be in the Province of Ontario at such location therein as the board may from time to time determine.

2.02    Corporate Seal

Until changed by the board, the corporate seal of the Corporation, if any, shall be in the form impressed hereon.

2.03    Financial Year

Until changed by the board, the financial year of the Corporation shall end on the 31st day of March in each year.

2.04    Execution of Instruments

Deeds, transfers, assignments, bills of sale, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any two directors or officers or any director together with any officer. In addition, the board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal, if any, to any instrument requiring the same.

2.05    Banking Arrangements

The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.06    Voting Rights in Other Bodies Corporate

The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board may, from time to time, direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07    Withholding Information from Shareholders

Subject to the provisions of the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation’s business which, in the opinion of the board, could be inexpedient in the interests of the shareholders or the Corporation to communicate to the public. The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any account, record or document of the Corporation except as conferred by the Act or authorized by the board.

SECTION 3

BORROWING AND SECURITY

3.01    Borrowing Power

Without limiting the borrowing powers of the Corporation as set forth in the Act, the board may from time to time:

(a)	borrow money upon the credit of the Corporation;

(b)	issue, reissue, sell, pledge or hypothecate bonds, debentures, notes or other evidence of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c)	give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d)	mortgage, hypothecate, pledge or otherwise create a security interest in or charge upon all or any real or personal, movable or immovable property of the Corporation, owned or subsequently acquired, including book debts, rights, powers, franchises and undertakings by way of mortgage, hypothec, pledge or otherwise, to secure payment of any such evidence of indebtedness or guarantee whether present or future of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02    Delegation

The board may from time to time by resolution delegate to one or more directors, a committee of directors or one or more officers of the Corporation as may be designated by the board all or any of the powers conferred on the board by section 3.01 or by the Act to such extent and in such manner as the board shall determine at the time of each such delegation.

SECTION 4

DIRECTORS

4.01    Number of Directors and Quorum

Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles. Subject to the Act and to section 4.08 hereof, the quorum for the transaction of business at any meeting of the board shall consist of a majority of directors, or such other number of directors as the board may from time to time determine.

4.02    Qualification

A person shall not be qualified for election as a director if such person is less than 18 years of age; if such person is of unsound mind and has been so found by a court in Canada or elsewhere; if such person is not an individual; or if such person has the status of a bankrupt. A director need not be a shareholder. Any person who is elected or appointed to hold office as a director, even where otherwise qualified to be a director, shall be deemed not to be elected or appointed to hold office as a director unless:

(a)	such person was present at the meeting when the election or appointment took place and such individual did not refuse to hold office as a director; or

(b)	such person was not present at the meeting when the election or appointment took place and

(i)	such person consented to hold office as a director in writing before the election or appointment or within ten days after it; or

(ii)	such person has acted as a director pursuant to the election or appointment.

At least twenty-five percent (25%) of the directors shall be resident Canadians unless the Corporation has less than four directors in which case, at least one of the directors shall be a resident Canadian. For so long as the Corporation is a distributing corporation at least two directors shall not be officers or employees of the Corporation or its affiliates.

4.03    Election and Term

Directors shall be elected yearly to hold office until the close of the next annual meeting of shareholders or, in the case of directors named in the notice accompanying the articles of incorporation, until the first meeting of shareholders. Where directors fail to be elected at any such meeting of shareholders, then notwithstanding the preceding sentence, the incumbent directors shall continue in office until their successors are elected. The number of directors to be elected at any such meeting shall be the greater of the number (or the minimum number, as the case may be) of directors provided for in the articles and the number of directors then in office unless the directors or the shareholders otherwise determine. The election shall be by resolution.

4.04    Removal of Directors

Subject to the provisions of the Act, the shareholders may by resolution passed at a special meeting remove any director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the board.

4.05    Vacation of Office

A person ceases to hold the office of director of the Corporation when such person dies; such person is removed from office by the shareholders; such person ceases to be qualified for election as a director; or such person’s written resignation is sent or delivered to the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.

4.06    Vacancies; Appointment of Additional Directors

Subject to the Act, a quorum of the board may fill a vacancy in the board, except a vacancy resulting from an increase in the number or minimum number of directors or from a failure of the shareholders to elect the number or minimum number of directors. In the absence of a quorum of the board, or if the vacancy has arisen from a failure of the shareholders to elect the number or minimum number of directors, the board shall without delay call a special meeting of shareholders to fill the vacancy. If the board fails to call such meeting or if there are no such directors then in office, any shareholder may call the meeting. Any director appointed or elected to fill such vacancy holds office for the unexpired term of such director’s predecessor. If the articles so provide, the directors may appoint one or more additional directors, who shall hold office until the close of the next annual meeting, but the total number of additional directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders of the Corporation.

4.07    Action by the Board

The board shall manage, or supervise the management of, the business and affairs of the Corporation. Subject to sections 4.08 and 4.09, the powers of the board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors who would have been entitled to vote on that resolution at a meeting of the board. Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office. Where the Corporation has only one director, that director may constitute the meeting.

4.08    Canadian Residency

The board shall not transact business at a meeting, other than filling a vacancy in the board, unless twenty-five percent (25%) of the directors present are resident Canadians (or, if the Corporation has fewer than four directors, at least one of the directors present is a resident Canadian), except where:

(a)	a resident Canadian director who is unable to be present approves in writing, or by telephonic, electronic or other communication facility, the business transacted at the meeting; and

(b)	the required number of resident Canadian directors would have been present had that director been present at the meeting.

4.09    Meetings by Telephonic, Electronic or Other Communication Facility

Subject to the Act, if all the directors consent, a director may participate in a meeting of the board or of a committee of the board by means of a telephonic, electronic or other communication facility that permits all persons participating in the meeting to communicate adequately with each other during the meeting, and a director participating in such a meeting by such means is deemed to be present at that meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board held while a director holds office.

4.10    Place of Meetings

Meetings of the board may be held at any place in or outside Canada.

4.11    Calling of Meetings

Meetings of the board shall be held from time to time and at such time at such place as the board, the chairman of the board, the vice-chairman of the board, the president or any two directors may determine.

4.12    Notice of Meeting

Notice of the time and place of each meeting of the board shall be given in the manner provided in section 12.01 to each director not less than 48 hours before the time when the meeting is to be held. A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified, and for any proposal to:

(a)	submit to the shareholders any question or matter requiring approval of the shareholders;

(b)	fill a vacancy among the directors or in the office of auditor or appoint additional directors;

(c)	issue securities;

(d)	declare dividends;

(e)	purchase, redeem or otherwise acquire shares of the Corporation;

(f)	pay a commission for or in connection with the purchase from the Corporation of the Corporation’s shares;

(g)	approve a management proxy circular;

(h)	approve a take-over bid circular or directors’ circular;

(i)	approve any annual financial statements; or

(j)	adopt, amend or repeal by-laws.

A director may in any manner waive notice of or otherwise consent to a meeting of the board. Attendance of a director at a meeting of directors is a waiver of notice of the meeting except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

4.13    First Meeting of New Board

Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14    Adjourned Meeting

Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15    Regular Meetings

The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16    Chairman

The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board, vice-chairman of the board, president, or a vice-president who is a director. If no such officer is present, the directors present shall choose one of their number to be chairman.

4.17    Votes to Govern

At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote.

4.18    Conflict of Interest

A director or officer who is a party to, or who is a director or officer or an individual acting in a similar capacity of or has a material interest in any person who is a party to, a material contract or material transaction or proposed material contract or material transaction with the Corporation shall disclose the nature and extent of the individual’s interest at the time and in the manner provided by the Act. Any contract or transaction or proposed contract or transaction in which a director or officer is interested shall be referred to the board for approval (unless the same is referred to the shareholders for approval) even if such contract is one that in the ordinary course of the Corporation’s business would not require approval by the board or the shareholders, and a director interested in a contract so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

4.19    Remuneration and Expenses

Subject to any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

SECTION 5

COMMITTEES

5.01    Committee of Directors

The board may appoint from its members a committee of directors, however designated, and delegate to such committee any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.

Unless otherwise determined by the board, each committee of directors shall have the power to fix its quorum, to elect its chairman and to regulate its procedure.

5.02    Transaction of Business

Subject to the provisions of section 4.09, the powers of a committee of directors may be exercised by a meeting at which a quorum of the committee is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.03    Audit Committee

For so long as the Corporation is a distributing corporation, the board shall elect annually from among its number an audit committee to be composed of not fewer than 3 directors of whom a majority shall not be officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.04    Advisory Committees

The board may from time to time appoint such other committees as it may deem desirable, but the functions of any such other committees, in so far as such functions concern the powers of the directors that may not be delegated to any persons, shall be advisory only.

SECTION 6

OFFICERS

6.01    Appointment

The board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a chief financial officer, a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed. The board may specify the duties of and, in accordance with this by-law and subject to the provisions of the Act, delegate to such officers powers to manage the business and affairs of the Corporation. Subject to sections 6.02 and 6.03, an officer may but need not be a director and one person may hold more than one office.

6.02    Chairman of the Board

The board may from time to time also appoint a chairman of the board who shall be a director. If appointed, the board may assign to the individual any of the powers and duties that are by any provisions of this by-law capable of being assigned to the president; and the individual shall, subject to the provisions of the Act, have such other powers and duties as the board may specify. During the absence or disability of the chairman of the board, the individual’s duties shall be performed and the individual’s powers exercised by the vice-chairman of the board, if any, or if there is no vice-chairman of the board, by a director selected by the board or by the president.

6.03    Vice-Chairman of the Board

The board may from time to time appoint a vice-chairman of the board who shall be a director. During the absence or disability of the chairman of the board, the chairman’s duties shall be performed and his powers exercised by the vice-chairman of the board. The vice-chairman of the board shall, subject to the provisions of the Act, have such other powers and duties as the board may specify.

6.04    President

If appointed, the president shall be the chief operating officer, if a chief executive officer, has been or is to be otherwise appointed, and if not, the president shall be the chief executive officer, unless the board otherwise determines. Subject to the authority of the board and any limitations the board may prescribe, if the president is the chief executive officer, the president shall have general supervision of the business of the Corporation; and the president shall have such other powers and duties as the board may specify.

6.05    Vice-President

A vice-president shall have such powers and duties as the board or the chief executive officer may specify.

6.06    Chief Financial Officer

The chief financial officer will cause the preparation and maintenance of proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation and at the request of the board, will render an account of the Corporation’s financial transactions and the financial position of the Corporation. The chief financial officer shall have such other powers and duties as the board or the chief executive officer of the Corporation may specify.

6.07    Secretary

The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; the secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, the auditor and members of committees of the board; the secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and the secretary shall have such other powers and duties as the board or the chief executive officer may specify.

6.08    Treasurer

In the absence of a chief financial officer, the treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; the treasurer shall render to the board whenever required an account of all of the treasurer’s transactions as treasurer and of the financial position of the Corporation and the treasurer shall have such other powers and duties as the board or the chief executive officer may specify.

6.09    Powers and Duties of Other Officers

The powers and duties of all other officers shall be such as the terms of their engagement call for or as the board or the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.10    Variation of Powers and Duties

The board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.11    Term of Office

The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer’s rights under any employment contract. Otherwise, each officer appointed by the board shall hold office until the officer’s successor is appointed.

6.12    Terms of Employment and Remuneration

The terms of employment and the remuneration of officers appointed by the board shall be settled by it from time to time.

6.13    Conflict of Interest

An officer shall disclose the officer’s interest in any material contract or material transaction or any proposed material contract or proposed material transaction with the Corporation in accordance with section 4.18.

6.14    Agents and Attorneys

The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.15    Fidelity Bonds

The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.

SECTION 7

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01    Limitation of Liability

Every director and officer of the Corporation in exercising their powers and discharging their duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on their part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of their office or in relation thereto, unless the same are occasioned by their own willful neglect or default; provided that, except as otherwise provided in the Act, nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof.

7.02    Indemnity

Subject to the limitations contained in the Act, the Corporation shall indemnify a director or officer, a former director or officer, or another individual who acts or acted at the Corporation’s request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity, if:

(a)	the individual acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, with a view to the best interests of the other entity for which the individual acted as director or officer or in a similar capacity at the Corporation’s request; and

(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the individual’s conduct was lawful.

The Corporation shall also indemnify such person in such other circumstances as the Act permits or requires.

7.03    Advance of Costs

The Corporation, if authorized by the board, may advance moneys to a director, officer or other individual referred to in Section 7.02 for the costs, charges and expenses of a proceeding referred to in Section 7.02. The individual shall repay the moneys if the individual does not fulfil the conditions set out in paragraphs 7.02(a) and (b).

7.04    Derivative Actions

The Corporation may with the approval of a court authorized to give such approval by the Act, indemnify an individual referred to in Section 7.02, or advance moneys under Section 7.03, in respect of an action by or on behalf of the Corporation or other entity to procure a judgment in its favour, to which the individual is made a party because of the individual’s association with the Corporation or other entity as described in Section 7.02, against all costs, charges and expenses reasonably incurred by the individual in connection with such action, if the individual fulfils the conditions set out in paragraphs 7.02(a) and (b).

7.05    Insurance

Subject to the limitations contained in the Act, the Corporation may purchase and maintain insurance for the benefit of any person referred to in section 7.02 hereof.

7.06    Legal Proceedings

The board is authorized from time to time to

(a)	retain and instruct legal counsel to commence or defend legal proceedings on behalf of the Corporation and to authorize any settlement, compromise, waiver of privilege, plea in criminal or quasi-criminal matters, proceedings or other steps whatsoever on behalf of the Corporation as the board considers expedient; and

(b)	to delegate to such directors, officers or employees of the Corporation as the board may designate, all or any of the foregoing powers to such extent and in such manner as the board may determine.

SECTION 8

SHARES

8.01    Allotment

Subject to the provisions of the Act, the board and, if and as authorized by the board, a committee of the board, may from time to time grant options to purchase or allot the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act.

8.02    Commissions

The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of the person’s purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03    Registration of Transfer

Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except:

(a)	upon presentation of the certificate representing such shares with a transfer endorsed thereon, or delivered therewith, or in the case of uncertificated shares, upon presentation of a transfer, in either case duly executed by the registered holder or by the registered holder’s attorney or successor duly appointed;

(b)	upon the provision of such reasonable assurance or evidence of signature, identification and authority to transfer, if any, as the board (or the person of persons designated by the board from time to time to make such determination) may from time to time determine in any particular case or generally in respect of all transfers or a particular class of transfers;

(c)	where the Corporation has a duty to inquire into any adverse claims, if such duty has been discharged;

(d)	where it has been established, to the satisfaction of the board (or the person or persons designated by the board from time to time to make such determination) that the transfer is to a bona fide purchaser;

(e)	where it has not been established to the satisfaction of the board (or the person or persons designated by the board from time to time to make such determination) that the transfer is to a bona fide purchaser, the board (or the person or persons designated by the board from time to time to make such determination) is satisfied that there is no evidence that the transfer is not rightful;

(f)	upon payment of all applicable taxes and any fees prescribed by the board; and

(g)	upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in section 8.05.

8.04    Transfer Agents and Registrars

The board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers of transfers, but one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.05    Lien for Indebtedness

If the articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the articles and to any unanimous shareholder agreement, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

8.06    Non-Recognition of Trusts

Subject to the provisions of the Act, the Corporation shall treat the registered owner of a security as the person exclusively entitled to vote, to receive notices, to receive any interest, dividend or other payments in respect of the share, and otherwise to exercise all the rights and powers of an owner of the share.

8.07    Share Certificates

Shares of capital stock in the Corporation may be represented by uncertificated shares, but every holder of one or more shares of the Corporation shall be entitled, at the holder’s option, to a share certificate, or to a non-transferable written acknowledgement of the holder’s right to obtain a share certificate, stating the number and class or series of shares held by the holder as shown on the securities register. Share certificates and acknowledgements of a shareholder’s right to a share certificate, respectively, shall be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with section 2.04 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically be reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.08    Replacement of Share Certificates

The board or any officer or agent designated by the board may in its or such person’s discretion direct the issue of a new share certificate or uncertificated shares(s) in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken if the owner:

(a)	so requests before the Corporation has notice that the security has been acquired by a bona fide purchaser;

(b)	unless the board otherwise determines in a particular case, furnishes the Corporation with an indemnity bond sufficient, in the discretion of the board, to protect the Corporation; and

(c)	satisfies any other reasonable requisites imposed by the Corporation from time to time, whether generally or in any particular case.

8.09    Joint Shareholders

If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate or written acknowledgment referred to in section 8.07 in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.10    Deceased Shareholders

In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

SECTION 9

DIVIDENDS AND RIGHTS

9.01    Dividends

The board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation. Dividends may be paid by issuing fully paid shares of the Corporation and, subject to the provisions of the Act, in money or property.

9.02    Dividend Cheques

A dividend payable in cash shall be paid by cheque of the Corporation, drawn on the Corporation’s bankers or one of them or if the Corporation has appointed a disbursement agent, by cheque of the disbursement agent drawn on the disbursement agent’s bankers or one of them (or by other means by which such agent effects such payments in the normal course of its business as a disbursement agent) to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at the registered holder’s recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03    Non-Receipt of Cheques

In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.04    Record Date for Dividends and Rights

Subject to the Act and the rules of any stock exchange on which the shares of the Corporation are listed, the board may fix in advance within the period prescribed by the Act a date as a record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for any warrant or other evidence of right to subscribe for securities of the Corporation, provided that, unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date, the Corporation shall give notice of any such record date within the period prescribed by the Act, by newspaper advertisement in the manner provided in the Act and to each stock exchange in Canada on which the shares of the Corporation are listed. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.05    Unclaimed Dividends

Subject to the Act and other applicable laws, any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION 10

MEETINGS OF SHAREHOLDERS

10.01    Annual Meetings

The annual meeting of shareholders shall be held

(a)	not later than eighteen months after the Corporation comes into existence; and

(b)	subsequently, not later than fifteen months after holding the last preceding annual meeting but not later than six months after the end of the Corporation’s preceding financial year,

for the purpose of receiving and considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.02    Special Meetings

The board shall have power to call a special meeting of shareholders at any time.

10.03    Place of Meetings

Meetings of shareholders, both annual and special, shall be held at the registered office of the Corporation or elsewhere in Canada as the board, or any person to whom such decision is delegated by the board, may from time to time determine. Any meeting of shareholders, either annual or special, may also be held at some place outside Canada, if the place at which such meeting is to be held is specified in the articles or if all of the shareholders entitled to vote thereat agree that the meeting is to be held at that place.

10.04    Notice of Meetings

For so long as the Corporation is a distributing corporation, notice of the time and place of each meeting of shareholders shall be given within the time period prescribed by the Act. If the Corporation is not a distributing corporation, notice of the time and place of each meeting of shareholders shall be given not less than 10 days before the date when the meeting is to be held. In either case, such notice shall be given, in the manner provided in section 12.01, to each director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at or attend the meeting. Subject to the Act and any other applicable law, notice of a meeting of shareholders called for any purpose, other than receiving and considering the financial statements and auditor’s report, election of directors and reappointment of the incumbent auditor, shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder and any other person entitled to attend a meeting of shareholders may in any manner waive notice of or otherwise consent to a meeting of shareholders.

10.05    List of Shareholders Entitled to Notice

For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the determination of shareholders entitled to notice of the meeting is fixed pursuant to section 10.06, the shareholders listed shall be those registered at the close of business on such record date. If no such record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, on the day on which the meeting is held. Such list shall be prepared, if a record date for the determination of shareholders entitled to notice of the meeting is fixed pursuant to section 10.06, no later than the tenth day following such record date and, if no such record date is fixed, on the day on which notice of the meeting is given, or where no such notice is given, on the day on which the meeting is held. Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such meeting shall be deemed to be a list of shareholders.

10.06    Record Date for Notice

The board may fix in advance a date, within the period prescribed by Act, as a record date for the determination of the shareholders entitled to notice of the meeting. If no record date is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given or if no notice is given, the day on which the meeting is held.

10.07    Meetings without Notice

A meeting of shareholders may be held without notice at any time and place permitted by the Act:

(a)	if all the shareholders entitled to vote or to attend thereat are present in person or represented by proxy except where they attend the meeting for the express purpose of objecting that the meeting is not duly called or if those not present or represented by proxy waive notice of or otherwise consent to such meeting being held; and

(b)	if the auditors and the directors are present except where they attend the meeting for the express purpose of objecting that the meeting is not duly called or waive notice of or otherwise consent to such meeting being held.

At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside Canada, and such place is not specified in the Corporation’s articles, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.08    Chairman, Secretary and Scrutineers

The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting and prepared to act as chairman of the meeting: chairman of the board, vice-chairman of the board, president or a vice-president. If none of such officers is present within 15 minutes from the time fixed for holding the meeting or none of such officers that are present is prepared to act as chairman, the persons present and entitled to vote shall choose one of their number to be chairman. If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.09    Persons Entitled to be Present

The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act, the articles or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

10.10    Quorum

A quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, each being a shareholder or representative duly authorized in accordance with the Act entitled to vote thereat or a duly appointed proxy for a shareholder so entitled and holding or representing, in the aggregate, not less than a majority of the votes entitled to be cast at the meeting. If a quorum is present at the opening of the meeting, the shareholders present in person or by proxy may proceed with the business of the meeting even if a quorum is not present throughout the meeting.

10.11    Right to Vote; Record Date for Voting

Subject to the Act, the board may establish a record date for the determination of those shareholders entitled to vote at a meeting of shareholders of the Corporation. If the board establishes such a record date, the Corporation shall not later than the tenth day thereafter prepare a list of shareholders of the Corporation holding shares entitled to be voted at such meeting arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. Subject to the provisions of the Act as to authorized representatives of any other body corporate, at the meeting of shareholders in respect of which the Corporation has established a record date for the determination of those shareholders entitled to vote thereat, every person who is named in the list prepared as a consequence of the establishment of such record date shall be entitled to vote the shares shown thereon opposite such person’s name. If the Corporation has not established a record date for the determination of those shareholders entitled to vote thereat, every person who is named in the list prepared in accordance with Section 10.05 shall be entitled to vote the shares shown thereon opposite such person’s name.

In the absence of a list prepared as aforesaid in respect of the establishment of a record date for the determination of those shareholders entitled to vote at a meeting of shareholders, every person shall be entitled to vote at the meeting whose name appears in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.12    Proxies

Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. Unless the Act permits the appointment of a proxy by electronic means, each proxy, to be effective, must be in writing, executed by the shareholder or the shareholder’s attorney and shall conform with the requirements of the Act. If the Act permits the appointment of a proxy by electronic means, a proxy may also be appointed in any electronic manner so permitted by the Act.

10.13    Time for Deposit of Proxies

The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.14    Joint Shareholders

If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them.

10.15    Votes to Govern

At any meeting of shareholders every question shall be determined by the majority of the votes cast on the question unless otherwise required by the articles or by-laws, by the Act or by an applicable stock exchange or regulatory requirement. In case of an equality of votes either upon a show of hands, a ballot, or by means of a telephonic, electronic or other communication facility, the chairman of the meeting shall be entitled to a second or casting vote.

10.16    Show of Hands

Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.17    Electronic Meetings and Electronic Voting

Meetings of shareholders may be held entirely by means of telephonic, electronic or other communications facility that permits all participants to communicate adequately with each other during the meeting. The board may establish procedures regarding the holding of meetings of shareholders by such means. Despite section 10.16, any vote referred to in section 10.16 may be held, in accordance with the Act, entirely by means of telephonic, electronic or other communication facility, if the Corporation makes available such a communication facility.

10.18    Ballots

On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, any shareholder or proxyholder entitled to vote at the meeting, or the chairman of the meeting, may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which such person is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.19    Adjournment

If a quorum is not present at the opening of a meeting of shareholders, the shareholders present may adjourn the meeting to a fixed time and place but may not transact any other business. If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.20    Resolution in Writing

A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it has been passed at a meeting of the shareholders, unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditor in accordance with the Act.

10.21    Only One Shareholder

Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

10.22    Notice of Record Dates

Unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register at the close of business on the day the directors fix the record date for the purpose of determining the shareholders entitled to notice of any meeting of shareholders or to vote thereat, the Corporation shall give notice of any such record date within the period prescribed by the Act, by newspaper advertisement in the manner provided in the Act and to each stock exchange in Canada on which the shares of the Corporation are listed.

10.23    Availability of Shareholders Lists for Inspection

Any list of shareholders prepared pursuant to sections 10.05 and 10.11 shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the securities register is maintained and at the meeting for which the list was prepared.

SECTION 11

DIVISIONS AND DEPARTMENTS

11.01    Creation and Consolidation of Divisions

The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

11.02    Name of Division

Any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business under such name, provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation.

11.03    Officers of Divisions

From time to time the board or, if authorized by the board, the chief executive officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration.

The board or, if authorized by the board, the chief executive officer, may remove at its or the chief executive officer’s pleasure any officer so appointed, without prejudice to such officer’s rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officers of the Corporation.

SECTION 12

NOTICES

12.01    Method of Giving Notice

Subject to the Act, any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to the person’s recorded address or if mailed to the person at their recorded address by prepaid ordinary or air mail or if sent to the person at their recorded address by any means of prepaid transmitted or recorded communication or if transmitted or accessed by the person in accordance with the provisions of the Act governing electronic documents. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch and a notice so given in accordance with the provisions of the Act governing electronic documents shall be deemed to have been given in accordance with the rules contained in such provisions. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by the person to be reliable.

12.02    Notice to Joint Shareholders

If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

12.03    Computation of Time

In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the date of giving the notice is excluded and the date of the meeting or other event is included.

12.04    Undelivered Notices

If any notice given to a shareholder pursuant to section 12.01 is returned on three consecutive occasions because the shareholder cannot be found, the Corporation shall not be required to give any further notices to such shareholder until the shareholder informs the Corporation in writing of the shareholder’s new address.

12.05    Omissions and Errors

The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

12.06    Persons Entitled by Death or Operation of Law

Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom such person derives such person’s title to such share prior to such person’s name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which the shareholder became so entitled) and prior to the individual furnishing to the Corporation the proof of authority or evidence of the individual’s entitlement prescribed by the Act.

12.07    Waiver of Notice

Any shareholder (or the shareholder’s duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to the individual under any provision of the Act, the regulations thereunder, the articles, the by-laws or otherwise and such waiver or abridgement shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgment shall be in writing except a waiver of notice of a meeting of shareholders or of the board which may be given in any manner.

SECTION 13

EFFECTIVE DATE

13.01    Effective Date

This by-law shall come into force when enacted by the directors, subject to the Act.

13.02    Repeal

All prior by-laws of the Corporation are repealed as of the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under any by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board or a committee of the board with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

ENACTED by the Board the 14th day of November, 2011.

WITNESS the corporate seal of the Corporation.

c/s

/S/ DARREN RICHARDSON	/S/ WHITNEY PETERSON
President	Secretary

CONFIRMED by the shareholders the             day of             , 2012.

c/s

Secretary

Annex B

MANDATE OF THE MAD CATZ INTERACTIVE, INC. BOARD OF DIRECTORS

The Board of Mad Catz Interactive, Inc., (the “Company”) believes that the appropriate mix of skills, experience, age and gender will help to enhance its performance. The Board’s composition should reflect business experience compatible with the Company’s business objectives.

Composition

The Board will be comprised of a minimum of three and a maximum of twelve directors, a majority of whom will be independent1. Following the meeting, the Board will consist of four members. Pursuant to the Canada Business Corporations Act, at least 25% of the directors of the Company must be resident Canadians. The Chair of the Board is an independent director.

Meetings

The Board shall meet at least four times annually, or more frequently, as circumstances dictate. In addition, the Board shall hold separate, regularly scheduled meetings of independent directors at which members of management are not present.

Position Descriptions

The Board shall develop clear position descriptions for directors, including the Chair of the Board and the Chair of each Board committee. Additionally, the Board, together with the Chief Executive Officer (“CEO”), shall develop a clear position description for the CEO, which includes defining management’s responsibilities. The Board shall also develop or approve the corporate goals and objectives that the CEO is responsible for meeting.

The Board is elected by the shareholders and represents all shareholders’ interests in continuously creating shareholder value. The following is the mandate of the Board.

•	Advocate and support the best interests of the Company.

•	Review and approve strategic, business and capital plans for the Company and monitor management’s execution of such plans.

•	Review whether specific and relevant corporate measurements are developed and adequate controls and information systems are in place with regard to business performance.

•	Review the principal risks of the Company’s business and pursue the implementation by management of appropriate systems to manage such risks.

•	Monitor progress and efficiency of strategic, business, and capital plans and require appropriate action to be taken when performance falls short of goals.

•	Review measures implemented and maintained by the Company to ensure compliance with statutory and regulatory requirements.

•	Select, evaluate, and compensate the President and CEO.

•	Annually review appropriate senior management compensation programs.

•	Monitor the practices of management against the Company’s disclosure policy to ensure appropriate and timely communication to shareholders of material information concerning the Company.

•	Monitor safety and environmental programs.

•	Monitor the development and implementation of programs for management succession and development.

[1]	For the definition of independent director, please see the Glossary of Terms

B-1

•	Approve selection criteria for new candidates for directorship.

•	Provide new directors with a comprehensive orientation, and provide all directors with continuing education opportunities.

•	Assure shareholders of conformity with applicable statutes, regulations and standards (for example, environmental risks and liabilities, and conformity with financial statements).

•	Regularly conduct assessments of the effectiveness of the Board, as well as the effectiveness and contribution of each Board committee and each individual director.

•	Establish the necessary committees to monitor the Company.

•	Provide advice to and act as a sounding board for the President and CEO.

•	Discharge such other duties as may be required in the good stewardship of the Company.

In addressing its mandate, the Board assumes responsibility for the following approvals:

Financial Approvals:

-	Strategic plan

-	Annual business and capital plans

-	Annual financial statements and auditors’ report

-	Quarterly earnings and press release

-	Budgeted capital expenditures

-	Unbudgeted capital expenditures in excess of US$1,000,000

-	Acquisitions/divestitures

-	Significant financing or refinancing opportunities

-	Dividend policy

-	Share re-purchase programs

-	Individual operating, real property or capital leases having total commitment in excess of US$1,000,000

Human Resources Approvals:

-	Appointment/succession/dismissal of President and CEO

-	Compensation of President and CEO

* -	Executive compensation arrangements and incentive plans

Administration and Compliance Approvals:

-	Appointment of Board Committees and their Chairs

-	Nomination of Directors

* -	Recommendation of Auditors to the Shareholders

-	Proxy circular

-	Appointment of Chairman

* -	Major policies

*	Board may delegate to committees

B-2

MAD CATZ INTERACTIVE, INC.

PROXY

SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION FOR USE

AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 20, 2012

The undersigned shareholder of Mad Catz Interactive, Inc. (the “Corporation”) hereby appoints Thomas R. Brown, Chairman of the Board of Directors, or, failing him, Darren Richardson, President and Chief Executive Officer of the Corporation, or instead of either of the foregoing,                                                    as proxy of the undersigned with full power of substitution to attend, vote and otherwise act for and on behalf of the undersigned at the above-noted annual and special meeting of shareholders of the Corporation and any adjournment thereof (the “Meeting”) to the same extent and with the same powers as if the undersigned was present at the Meeting, and the person named is specifically directed to vote as indicated herein. The undersigned hereby undertakes to ratify and confirm all the said proxy may do by virtue hereof, and hereby revokes any proxy previously given in respect of the Meeting. Without limiting the general authorization and power hereby given, all of the common shares registered in the name of the undersigned are to be voted as follows:

1. Election of Directors.	FOR	WITHHOLD	FOR ALL
INSTRUCTIONS: IF YOU MARK THE “FOR ALL EXCEPT” CATEGORY, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:	ALL ☐	AS TO ALL ☐	EXCEPT ☐

Darren Richardson Thomas R. Brown Robert J. Molyneux William Woodward

2.      To appoint KPMG LLP as the Independent Registered Public Accounting Firm and Auditor of the Corporation and to authorize the Board of Directors to fix the Independent Registered Public Accounting Firm and Auditor’s remuneration.

	FOR ☐	WITHHOLD ☐

3. To approve a resolution confirming By-law Number 4 as the new general by-law of the Corporation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

DATED the               day of                   , 2012.

Signature	Signature of joint holder, if any	Date

Please sign exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

NOTES:

1.	If no choice is specified, the proxy will be VOTED FOR items 1, 2 and 3.

2.

Shareholders are entitled to vote at the Meeting either in person or by proxy. A proxy must be dated and signed by the shareholder or his or her attorney duly authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized. The signature should agree with the name on this proxy. If the proxy is not dated in the above space, it will be deemed to bear the date on which it was mailed by the Corporation.

3.

Each shareholder has the right to appoint a person to represent the shareholder at the Meeting other than the persons specified above. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a shareholder of the Corporation.

4.

This proxy confers authority for the above-named persons to vote in their discretion with respect to amendments or variations to the matters identified in the notice of meeting which accompanied this proxy and with respect to other matters which may properly come before the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 20, 2012

THE MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT www.[                    ]